Exhibit 99.1

Affiliate	Jurisdiction of Incorporation	Ownership

Telemar Norte Leste S.A. – In Judicial Reorganization	Brazil	Oi S.A. – In Judicial Reorganization (100%)

Copart 5 Participações S.A. – In Judicial Reorganization	Brazil	Oi S.A. – In Judicial Reorganization (100%)

Portugal Telecom International Finance B.V. – In Judicial Reorganization	The Netherlands	Oi S.A. – In Judicial Reorganization (100%)

Oi Brasil Holdings Coöperatief U.A. – In Judicial Reorganization	The Netherlands	Oi S.A. – In Judicial Reorganization (sole member)

Rio Alto Gestão de Créditos e Participações S.A.	Brazil	Oi S.A. – In Judicial Reorganization (100%)

CVTEL B.V.	The Netherlands	Oi S.A. – In Judicial Reorganization (100%)

Carrigans Finance S.à R.L.	Luxembourg	Oi S.A. – In Judicial Reorganization (100%)

PT Participações SGPS, S.A.	Portugal	Oi S.A. – In Judicial Reorganization (100%)

Oi Móvel S.A. – In Judicial Reorganization	Brazil	Telemar Norte Leste S.A. – In Judicial Reorganization (100%)

Copart 4 Participações S.A. – In Judicial Reorganization	Brazil	Telemar Norte Leste S.A. – In Judicial Reorganization (100%)

Bryophyta SP Participações Ltda.	Brazil	Oi S.A. – In Judicial Reorganization (99.8%); Oi Móvel S.A. – In Judicial Reorganization (0.2%)

Oi Serviços Financeiros S.A.	Brazil	Oi S.A. – In Judicial Reorganization (99.875%); Telemar Norte Leste S.A. – In Judicial Reorganization (0.125%)

SEREDE – Serviços de Rede S.A.	Brazil	Telemar Norte Leste – In Judicial Reorganization (81.43%); Oi S.A. – In Judicial Reorganization (18.57%)

REDE CONECTA SERVIÇOS DE REDE S.A.	Brazil	SEREDE – Serviços de Rede S.A. (100%)

Brasil Telecom Comunicação Multimídia Ltda.	Brazil	Oi Móvel S.A. – In Judicial Reorganization (99,99%); Telemar Norte Leste – In Judicial Reorganization (0.01%)

Dommo Empreendimentos Imobiliário Ltda.	Brazil	Telemar Norte Leste – In Judicial Reorganization (99.99%); Oi Móvel S.A. – In Judicial Reorganization (0.01%)

Brasil Telecom Call Center S.A.	Brazil	Telemar Norte Leste S.A. – In Judicial Reorganization (100%)

BrT Card Serviços Financeiros Ltda.	Brazil	Telemar Norte Leste S.A. – In Judicial Reorganization (99.99%); Oi Móvel S.A. – In Judicial Reorganization (0.01%)

Paggo Empreendimentos S.A.	Brazil	Oi Móvel S.A. – In Judicial Reorganization (100%)

Affiliate	Jurisdiction of Incorporation	Ownership

Paggo Administradora Ltda.	Brazil	Paggo Empreendimentos S.A. (99.99%); Oi Móvel S.A. – In Judicial Reorganization (0.01%)

Paggo Acquirer Gestão de Meios de Pagamentos Ltda.	Brazil	Paggo Empreendimentos S.A. (99.99%); Oi Móvel S.A. – In Judicial Reorganization (0.01%)

Pointer Networks S.A.	Brazil	Oi Móvel S.A. – In Judicial Reorganization (100%)

Vex WiFi Canadá Ltd.	Canada	Pointer Networks S.A. (100%)

Pointer Peru S.A.C.	Peru	Pointer Networks S.A. (100%)

Vex USA, Inc.	United States	Pointer Networks S.A. (100%)

Oi Investimentos Internacionais, S.A.	Portugal	PT Participações SGPS, S.A. (100%)

Telecomunicações Públicas de Timor, S.A.	Portugal	PT Participações SGPS, S.A. (76.14%)

Timor Telecom, S.A.	Timor	Telecomunicações Públicas de Timor, S.A. (54.01%); PT Participações SGPS, S.A. (3.05%)

Africatel GmbH & Co. KG	Germany	PT Participações SGPS, S.A. (100%)

Africatel Management GmbH	Germany	PT Participações SGPS, S.A. (100%)

Africatel Holdings BV	The Netherlands	Africatel GmbH & Co. KG (86%)

Directel – Listas Telefónicas Internacionais, Lda.	Portugal	Africatel Holdings BV (100%)

Companhia Santomense de Telecomunicações SARL	São Tomé e Príncipe	Africatel Holdings BV (51%)

PT Ventures, SGPS, S.A.	Portugal	Africatel Holdings BV (100%)

STP Cabo SARL	São Tomé and Príncipe	Companhia Santomense de Telecomunicações SARL (74.5%)

Kenya Postel Directories Limited	Kenya	Directel – Listas Telefónicas Internacionais, Lda. (60%)

ELTA – Empresa de Listas Telefónicas de Angola, Lda.	Angola	Directel – Listas Telefónicas Internacionais, Lda. (55%)

Lista Telefónicas de Moçambique, Limitada	Mozambique	Directel – Listas Telefónicas Internacionais, Lda. (50%)

Directel Cabo Verde, Lda.	Cape Verde	Directel – Listas Telefónicas Internacionais, Lda. (60%); Cabo Verde Telecom, S.A. (40%)

Companhia ACT de Participações	Brazil	Telemar Norte Leste S.A. – In Judicial Reorganization (50%)

Companhia AIX de Participações	Brazil	Telemar Norte Leste S.A. – In Judicial Reorganization (50%)

Paggo Soluções e Meios de Pagamentos S.A.	Brazil	Paggo Acquirer Gestão de Meios de Pagamentos Ltda. (50%)